                                    [GRAPHIC]

                                    Umbrella


Travelers Series Fund Inc.

Prospectus

February 28, 2003
As Revised, September 8, 2003

STRATEGIC EQUITY PORTFOLIO


   INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE


Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

   Contents

Travelers Series Fund Inc. consists of 15 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 15 funds offers different levels of potential return and involves different levels of risk.

                                                              Page
             -----------------------------------------------------
             Investments, Risks and Performance..............   2
             More on the Fund's Investments and Related Risks   5
             Management......................................   8
             Share Transactions..............................   9
             Share Price.....................................   9
             Dividends, Distributions and Taxes..............  10
             Financial Highlights............................  11
             -----------------------------------------------------

Investments, Risks and Performance

Strategic Equity Portfolio


 Investment objective

 Capital appreciation

 Principal investment strategies

 Key investments Fidelity Management & Research Company (FMR), the fund's subadviser, normally invests at least 80% of the fund's assets in equity securities. FMR normally invests the fund's assets primarily in common stocks.

 FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

 Additional investments For information on the fund's additional investments and related risks, please read pages 5-7.

--------------------------------------------------------------------------------

                               Selection process

                               FMR is not constrained to any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

                               FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.



Travelers Series Fund

Principal risks of investing in the fund

While investing in growth and value securities can bring benefits, it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

.. Stock markets decline.
.. Value and/or growth stocks are temporarily out of favor.
.. An adverse event, such as negative press reports about a company in the fund, depresses the value of the company's stock.
.. The subadviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

--------------------------------------------------------------------------------

Shareholder Notice:

The following policy is subject to change only upon 60 days' prior notice to shareholders: the fund normally invests at least 80% of its assets in equity securities.


                                                          Travelers Series Fund

Fund Performance
This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. The table shows how the fund's average annual returns for different calendar periods compare to the return of the Russell 1000 Index and the S&P 500 Index. The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000 Index. The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks. An investor cannot invest directly in an index. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses. On September 15, 2003, FMR succeeded Alliance Capital Management L.P. ("Alliance") as subadviser to the fund. The performance information set forth reflects Alliance's management only.

Quarterly returns: Highest: 31.22% in 4th quarter 1998; Lowest: -21.34% in 3rd quarter 2001
Year to date: 14.95% through June 30, 2003.
Risk return bar chart

                                    [CHART]

% Total Return

 1995    1996    1997    1998    1999     2000      2001      2002
------  ------  ------  ------  ------  --------  --------  --------
34.87%  29.41%  29.02%  29.05%  32.25%  (18.22)%  (13.35)%  (33.57)%

Calendar years ended December 31

Total Return
The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception.

--------------------------------------------------------------------------------
 Risk Return Table
 This table assumes redemption of shares at the end of the period, and the reinvestment of distributions and dividends.

Average annual total returns (for the periods ended December 31, 2002)
                        Inception Date      1 year      Five years     Since inception
Fund                       6/16/94          -33.57%       -4.29%            7.69%
Russell 1000 Index                          -21.65%       -0.58%            9.60%*
S&P 500 Index**                             -22.09%       -0.58%            9.74%*

* Index comparison begins on 6/16/94.
** In the future, the fund's performance will be compared to the S&P 500 Index, instead of the Russell 1000 Index, due to changes in the fund's investment objective and principal investment strategies resulting from FMR's succeeding Alliance as subadviser on September 15, 2003.
Comparative performance
This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Russell 1000 Index and the S&P 500 Index.

--------------------------------------------------------------------------------
 Fee Table

Shareholder fees (paid directly from your investment)
        Maximum sales charge on purchases                      Not Applicable
        Maximum deferred sales charge on redemptions           Not Applicable
Annual fund operating expenses (paid by the fund as a % of net assets)
                 Management fees                                        0.80%
            Distribution and service (12b-1) fees                        None
                 Other expenses                                         0.03%
             Total annual fund operating expenses                       0.83%

Fees and Expenses
This table sets forth the fees and expenses you will pay if you invest in shares of the fund.


--------------------------------------------------------------------------------
 Example

Number of years you owned your shares 1 year 3 years 5 years 10 years
         Your costs would be           $85    $265    $460    $1,025

 The example assumes:
                   . You invest $10,000 for the period shown
                   . You reinvest all distributions and dividends without a
                     sales charge
                   . The fund's operating expenses remain the same
                   . Your investment has a 5% return each year
                   . Redemption of your shares at the end of the period
This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. This example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher.


Travelers Series Fund

More on the Fund's Investments and Related Risks

Additional investments and investment techniques

----------------------------------------------------------------------------------------------------------------------
The section entitled "Investments,  Although the fund invests primarily in U.S. equity securities, it may also invest
Risks and Performance" describes    in foreign securities.
the fund's investment objective
and its principal investment strat-
egies and risks. This section pro-
vides some additional
information about the fund's in-
vestments and certain investment
management techniques the fund
may use. More information about
the fund's investments and
portfolio management techniques,
some of which entail risk, is in-
cluded in the Statement of Addi-
tional Information (SAI). To find
out how to obtain an SAI, please
turn to the back cover of this
prospectus.
----------------------------------------------------------------------------------------------------------------------

Equity investments                  Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-
                                    counter (OTC) common and preferred stocks, warrants, rights, convertible secu-
                                    rities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.
----------------------------------------------------------------------------------------------------------------------

Fixed income investments            Subject to its particular investment policies, the fund may, to a limited extent, invest in fixed income securities. Fixed income investments include bonds, notes
                                    (including structured notes), mortgage-backed securities, asset-backed secu-
                                    rities, convertible securities, Eurodollar and Yankee dollar instruments, pre-
                                    ferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the
                                    U.S. government, its agencies, authorities, instrumentalities or sponsored enter-
                                    prises; state and municipal governments; supranational organizations; and for-
                                    eign governments and their political subdivisions.

                                    Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
----------------------------------------------------------------------------------------------------------------------


                                                          Travelers Series Fund

------------------------------------------------------------------------------------------------------------------------

                                   Credit quality

                                   If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties to OTC derivatives contracts.

                                   Investment grade securities

                                   Securities are investment grade if:

                                   .They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
                                   .They have received a comparable short-term or other rating.
                                   .They are unrated securities that the subadviser believes are of comparable quality to investment grade securities.
------------------------------------------------------------------------------------------------------------------------

                                   High yield, lower quality securities (junk bonds)

                                   The fund may invest in fixed income securities that are high yield, lower quality securities (junk bonds) rated by a rating organization below its top four long term rating categories or unrated securities determined by the subadviser to be of equivalent quality. The issuers of lower quality bonds may be highly lever-
                                   aged and have difficulty servicing their debt, especially during prolonged eco-
                                   nomic recessions or periods of rising interest rates. The prices of lower quality
The fund may invest in these secu- securities are volatile and may go down due to market perceptions of deteriorat-
rities primarily for their capital ing issuer credit-worthiness or economic conditions. Lower quality securities
appreciation potential.            may become illiquid and hard to value in down markets.
------------------------------------------------------------------------------------------------------------------------

Foreign investments                The fund may invest in foreign securities.

                                   Investments in securities of foreign entities and securities quoted or denomi-
                                   nated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.

                                   Economic and Monetary Union (EMU) and the introduction of a single Euro-
                                   pean currency (the Euro), which began on January 1, 1999, may increase un-
                                   certainties relating to investment in European markets. Among other things,
                                   EMU entails sharing a single currency and official interest rate and adhering to limits on government borrowing by participating countries. EMU is driven by the expectation of economic benefits; however, there are significant risks asso-
                                   ciated with EMU. Monetary and economic union on this scale has not been at-
                                   tempted before, and there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions.
------------------------------------------------------------------------------------------------------------------------



Travelers Series Fund

----------------------------------------------------------------------------------------------------------

Derivatives and hedging The fund may, but need not, use derivative contracts, such as futures and op-
techniques              tions on securities, securities indices or currencies; options on these futures;
                        forward currency contracts; and interest rate or currency swaps for any of the following purposes:

                        .To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
                        .As a substitute for buying or selling securities
                        .To enhance the fund's return

                        A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more secu-
                        rities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate ex-
                        posure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on de-
                        rivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. De-
                        rivatives can also make a fund less liquid and harder to value, especially in de-
                        clining markets.
----------------------------------------------------------------------------------------------------------

Defensive investing     In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.
----------------------------------------------------------------------------------------------------------

Portfolio turnover      The fund may engage in active and frequent trading to achieve its principal in-
                        vestment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.
----------------------------------------------------------------------------------------------------------


                                                          Travelers Series Fund

Management

The manager

Travelers Investment Adviser Inc. (TIA) is the fund's manager. TIA has engaged a subadviser to select investments for the fund.

Travelers Investment Adviser Inc.

TIA is a wholly owned subsidiary of The Plaza Corporation (Plaza), which is an indirect wholly owned subsidiary of Citigroup. TIA is located at 125 Broad Street, New York, New York 10004. TIA acts as investment manager to investment companies having aggregate assets of approximately $2.2 billion as of December 31, 2002.

Fees TIA receives from the fund for its services are as follows:

--------------------------------------------------------------------------------------------------------
                                                     Actual management fee
                                                     paid for the fiscal year  Contractual management
                                                     ended October 31, 2002    fee paid
                                                     (as a percentage          (as a percentage
                                                     of the fund's             of the fund's
Fund                                                 average daily net assets) average daily net assets)
--------------------------------------------------------------------------------------------------------
Strategic Equity Portfolio (formerly Alliance Growth
  Portfolio)                                                   0.80%                     0.80%
--------------------------------------------------------------------------------------------------------

The Portfolio Manager

The fund's investments are selected by a subadviser which is supervised by TIA. The table below sets forth the name and business experience of the fund's portfolio manager.

Fund                       Portfolio Manager                   Business Experience
Strategic Equity Portfolio Adam Hetnarski (since September 15, Vice President and Portfolio
                           2003)                               Manager, Fidelity Management &
                           Fidelity Management & Research      Research Company. Mr. Hetnarski
                           Company                             joined Fidelity Management &
                           82 Devonshire Street                Research Company in 1991. Since
                           Boston, MA 02109                    joining Fidelity Management &
                                                               Research Company, he has worked
                                                               as a research analyst and portfolio
                                                               manager.
--------------------------------------------------------------------------------------------------

Transfer Agent and Shareholder Servicing Agent

Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.

Additional information about the subadviser

Fidelity Management & Research Company, located at 82 Devonshire Street, Boston, Massachusetts 02109, acts as the subadviser for the fund. As of July 31, 2003, FMR and its affiliates had approximately $699 billion in total assets under management.



Travelers Series Fund

Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund's shareholders.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange is closed or as permitted by the SEC in extraordinary circumstances.

Share Price

The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange. If the New York Stock Exchange closes early, the fund accelerates the calculation of its net asset value to the actual closing time.

The fund generally values its portfolio securities based on market prices or quotations. To the extent the fund holds securities denominated in a foreign currency the fund's currency conversions are done when the London Stock Exchange closes. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's Board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when fund shares may not be purchased or redeemed.


                                                          Travelers Series Fund

Dividends, Distributions and Taxes

The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the Separate Accounts and to holders of the Contracts.

The fund is also subject to asset diversification requirements under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.



Travelers Series Fund

Financial Highlights

The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

For a share of capital stock outstanding throughout each year ended October 31.

                                                  Strategic Equity Portfolio*
--------------------------------------------------------------------------------------

                                         2002      2001      2000     1999     1998
--------------------------------------------------------------------------------------
Net asset value, beginning of year       $ 16.67   $ 28.63   $ 28.35  $ 22.14  $20.82
--------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                      0.04      0.07      0.05     0.02    0.11
 Net realized and unrealized gain (loss)   (4.05)    (8.60)     2.66     7.79    2.69
--------------------------------------------------------------------------------------
Total income (loss) from operations        (4.01)    (8.53)     2.71     7.81    2.80
--------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                     (0.07)    (0.05)    (0.03)   (0.15)  (0.04)
 Net realized gains                           --     (3.38)    (2.40)   (1.45)  (1.44)
--------------------------------------------------------------------------------------
Total distributions                        (0.07)    (3.43)    (2.43)   (1.60)  (1.48)
--------------------------------------------------------------------------------------
Net asset value, end of year             $ 12.59   $ 16.67   $ 28.63  $ 28.35  $22.14
--------------------------------------------------------------------------------------
Total return                              (24.05)%  (32.05)%    9.27%   35.51%  12.92%
--------------------------------------------------------------------------------------
Net assets, end of year (millions)          $516      $845    $1,370   $1,166    $775
--------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                   0.83%     0.82%     0.81%    0.82%   0.82%
 Net investment income                      0.19      0.31      0.17     0.14    0.59
--------------------------------------------------------------------------------------
Portfolio turnover rate                      100%       46%       47%      54%     40%
--------------------------------------------------------------------------------------

*  Formerly Alliance Growth Portfolio.


                                                          Travelers Series Fund

Travelers Series Fund Inc.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or a distributor's financial consultant if you do not want this policy to apply to you.

Statement of additional information. The Statement of Additional Information
(SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-8573 or writing to Travelers Series Fund, 125 Broad Street, New York, NY 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

                          Strategic Equity Portfolio


(Investment Company Act file no. 811-08372)
L-12410 9/03